PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2021
PREPAID EXPENSES AND OTHER CURRENT ASSETS

4.PREPAID EXPENSES AND OTHER CURRENT ASSETS

At December 31, 2021 and 2020, prepaid expenses and other current assets consisted of the following:

	2021	2020
Deferred merger costs	$4,121,085	$—
Prepaid expense	1,140,026	—
Tax refund receivable	121,317	357,045
Other	155,331	392,877
Total	$5,537,759	$749,922

As of December 31, 2021, the Company has capitalized qualified direct costs related to its efforts to raise capital through the Merger with Novus Capital Corp II. Additionally, certain components which were previously classified as inventory but were not used or installed, were reclassed into assets held-for-sale under prepaid expenses and other current assets at their estimated net realizable value of $82,974, as the Company intends to sell them within the next fiscal year.